                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2003
                                                        ------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


       Delaware                      333-106925                 74-2440850
---------------------------- -------------------------- ------------------------
    (State or other                 (Commission               (IRS Employer
    jurisdiction of                 File Number)            Identification No.)
    incorporation)


                745 Seventh Avenue, 7th Floor
                     New York, New York                             10019
------------------------------------------------------------ -------------------
          (Address of principal executive offices)                 Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $830,059,100.00 in aggregate principal amount Class 1-A, Class 2-A, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 3-PAX, Class 4-A, Class 5-A, Class B1, Class B1-X, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-40A on December 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated December 29, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 3-PAX, Class 4-A, Class 5-A, Class B1, Class B1-X, Class B2, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class CX and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $839,301,453.10 as of December 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.




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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             1.1 Terms Agreement, dated December 26, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

             4.1 Trust Agreement, dated as of December 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

             99.2 Servicing Agreement, dated as of December 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

             99.3 Transfer Notice, dated as of December 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

             99.4 Reconstituted Servicing Agreement, dated as of December 1, 2003, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers Holdings Inc.

             99.5 Reconstituted Servicing Agreement, dated as of December 1, 2003, between Indymac Bank, F.S.B. and Lehman Brothers Holdings Inc.

             99.6 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

             99.7 Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint Mortgage Funding, Inc.

             99.8 Flow Purchase, Warranties and Servicing Agreement, dated as of July 1, 2003, by and between Lehman Brothers Bank, FSB and Indymac Bank, F.S.B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION


                                               By: /s/ Michael C. Hitzmann
                                                   -----------------------
                                                   Name:  Michael C. Hitzmann
                                                   Title: Vice President


Date: January 14, 2004

                                            EXHIBIT INDEX

Exhibit No.                                  Description                                   Page No.
-----------                                  -----------                                   --------
1.1                       Terms Agreement, dated December 26, 2003, between
                          Structured Asset Securities Corporation, as Depositor
                          and Lehman Brothers Holdings Inc., as the Underwriter.

4.1                       Trust Agreement, dated as of December 1, 2003, among
                          Structured Asset Securities Corporation, as Depositor,
                          Aurora Loan Services Inc., as Master Servicer and
                          JPMorgan Chase Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2003, between Lehman Brothers Holdings
                          Inc., as Seller and Structured Asset Securities
                          Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of December 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan
                          Services Inc.

99.3                      Transfer Notice, dated as of December 1, 2003, between
                          Colonial Savings, F.A. and Lehman Brothers Holdings
                          Inc.

99.4                      Reconstituted Servicing Agreement, dated as of
                          December 1, 2003, between Greenpoint Mortgage Funding,
                          Inc. and Lehman Brothers Holdings Inc.

99.5                      Reconstituted Servicing Agreement, dated as of
                          December 1, 2003, between Indymac Bank, F.S.B. and
                          Lehman Brothers Holdings Inc.

99.6                      Correspondent Servicing Agreement, dated as of June
                          26, 2002, by and among Lehman Brothers Bank, FSB,
                          Aurora Loan Services Inc. and Colonial Savings, F.A.

99.7                      Flow Mortgage Loan Purchase, Warranties and Servicing
                          Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint Mortgage
                          Funding, Inc.

99.8 Flow Purchase, Warranties and Servicing Agreement, dated as of July 1, 2003, by and between Lehman
                          Brothers Bank, FSB and Indymac Bank, F.S.B.